SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: April 1, 2002

                          TTI HOLDINGS OF AMERICA CORP.
             (Exact name of registrant as specified in its charter)


        Delaware                  000-30734               11-3255619
(State of Incorporation)(Commission File Number)(IRS Employer Identification #)

                 68A Lamar Street, West Babylon, New York 11704
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 643-3610
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

     The Company has relocated its Office to 68A Lamar Street, West Babylon. New York. It will share about 500 square feet of office space. There is no lease. The Company is a month-to-month subleasee. The space is adequate for the Company's immediate needs.

      The new phone number of the Company is:  631-643-3610.



EXHIBITS

None



     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


           By: /s/ James W. Zimbler
           ---------------------------------
           James W. Zimbler
           President


Dated:               April 1, 2002


           By:       /s/ Andrew B. Mazzone
                     --------------------------------
                     Andrew B. Mazzone
                     Chairman of the Board

                     /s/ James W. Zimbler
                     ---------------------------------
                     James W. Zimbler
                     Director

Dated:               April 1, 2002